Exhibit 99.11

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
November 30, 1999



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              5.7052%



        Excess Protection Level
          3 Month Average  5.82%
          November, 1999  5.73%
          October, 1999  6.03%
          September, 1999  5.71%


        Cash Yield                                  18.33%


        Investor Charge Offs                        4.89%


        Base Rate                                   7.71%


        Over 30 Day Delinquency                     5.02%


        Seller's Interest                           8.52%


        Total Payment Rate                          14.09%


        Total Principal Balance                     $48,461,894,441.68


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,130,074,923.19